UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report

July 11, 2005

(Date of earliest event reported)

BFC Financial Corporation

(Exact name of registrant as specified in its Charter)

Florida	333-72213	59-2022148

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2100 West Cypress Creek Road, Ft. Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)

(954) 760-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
SIGNATURES
Presentation Materials

Item 7.01. Regulation FD Disclosure

     BFC Financial Corporation (“Company”) is furnishing presentation materials included as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K. The presentation materials were prepared to be included in presentations by Company management commencing in July 2005. The Company is not undertaking to update this presentation. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Exhibit	Description
99.1	Presentation Materials

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BFC FINANCIAL CORPORATION
By: /s/ GLEN R. GILBERT
Glen R. Gilbert
Executive Vice President - Chief Financial Officer

Dated: July 11, 2005